Rehabcare Acquisition	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Rehabcare Acquisition

NOTE 4 – REHABCARE ACQUISITION

On June 1, 2011, the Company completed the acquisition of RehabCare Group, Inc. and its subsidiaries (“RehabCare”) (the “RehabCare Merger”). Upon consummation of the RehabCare Merger, each issued and outstanding share of RehabCare common stock was converted into the right to receive 0.471 of a share of Kindred common stock and $26 per share in cash, without interest (the “Merger Consideration”). Kindred issued approximately 12 million shares of its common stock in connection with the RehabCare Merger. The purchase price totaled $962.8 million and was comprised of $662.4 million in cash and $300.4 million of Kindred common stock at fair value. The Company also assumed $355.7 million of long-term debt in the RehabCare Merger, of which $345.4 million was refinanced on June 1, 2011. The operating results of RehabCare have been included in the accompanying consolidated financial statements of the Company since June 1, 2011.

Operating results for 2011 included transaction costs totaling $31.3 million, financing costs totaling $13.8 million, severance costs totaling $16.8 million and a lease cancellation charge totaling $1.8 million related to the RehabCare Merger. In the accompanying consolidated statement of operations, transaction costs were included in other operating expenses, financing costs were included in interest expense, severance costs were included in salaries, wages and benefits and the lease cancellation charge was included in rent expense.

The Company recorded a $107.9 million goodwill impairment charge in its skilled nursing rehabilitation services reporting unit in 2012 related to Medicare Part B regulatory changes that became effective on October 1, 2012 and the Taxpayer Relief Act that became effective on April 1, 2013. The Company also recorded a $46.0 million goodwill impairment charge in its skilled nursing rehabilitation services reporting unit in 2011 related to the 2011 CMS Rules that became effective on October 1, 2011. The total amount of goodwill in the skilled nursing rehabilitation services reporting unit prior to the impairment charges was $153.9 million, substantially all of which was recorded in connection with the RehabCare Merger. See Note 1.

In connection with the RehabCare Merger, the Company entered into the ABL Facility and the Term Loan Facility (collectively, the “Credit Facilities”). The Company also completed the private placement of $550 million of senior notes due 2019 (the “Notes”). In 2011, the Company used proceeds from the Credit Facilities and the Notes to pay the Merger Consideration, repay all amounts outstanding under the Company’s and RehabCare’s previous credit facilities and to pay transaction costs. The amounts outstanding under the Company’s and RehabCare’s former credit facilities that were repaid at the RehabCare Merger closing were $390.0 million and $345.4 million, respectively. The Credit Facilities also included an option to increase the credit capacity in an aggregate amount between the two facilities by $200 million. The Company executed this option to increase the capacity by $200 million in October 2012. In May 2013, the Company also completed an amendment and restatement of its Term Loan Facility to reduce its annual interest cost by 100 basis points. In August 2013, the Company completed amendments and restatements to the Credit Facilities to increase its borrowing capacity and to modify certain covenants to improve its financial flexibility. See Note 12.

In connection with the Credit Facilities and the Notes, the Company paid $46.2 million of lender fees related to debt issuance that were capitalized as deferred financing costs during 2011 and paid $13.1 million of other financing costs that were charged to interest expense during 2011.

NOTE 4 – REHABCARE ACQUISITION (Continued)

Purchase price allocation

The RehabCare Merger purchase price of $962.8 million was allocated based upon the estimated fair value of the tangible and intangible assets, and goodwill.

The following is the RehabCare Merger purchase price allocation (in thousands):

Cash and cash equivalents	$19,932
Accounts receivable	241,358
Deferred income taxes and other current assets	48,472
Property and equipment	114,079
Identifiable intangible assets:
Customer relationships	188,900
Trade names (indefinite life)	115,400
Medicare certifications (indefinite life)	75,900
Trade name	16,600
Certificates of need (indefinite life)	7,900
Non-compete agreements	2,800
Total identifiable intangible assets	407,500
Other assets	11,023
Accounts payable and other current liabilities	(171,919)
Long-term debt, including amounts due within one year	(355,650)
Deferred income taxes and other liabilities	(157,016)
Noncontrolling interests – redeemable	(23,869)
Noncontrolling interests – nonredeemable	(23,990)
Total identifiable net assets	109,920
Goodwill	852,888
Net assets	$962,808

The fair value allocation was measured primarily using a discounted cash flow methodology, which is considered a Level 3 input (as described in Note 17).

The value of gross contractual accounts receivable before determining uncollectable amounts totaled $257.8 million. Accounts estimated to be uncollectable totaled $16.4 million.

The weighted average life of the definite lived intangible assets consisting primarily of customer relationships is 13 years.

The aggregate goodwill arising from the RehabCare Merger was based upon the expected future cash flows of the RehabCare operations, which reflect both growth expectations and cost savings from combining the operations of the Company and RehabCare. Goodwill is not amortized and is not deductible for income tax purposes. Goodwill, before any subsequent impairment charges, was assigned to the Company’s hospital reporting unit ($534.4 million), skilled nursing rehabilitation services reporting unit ($150.5 million) and hospital rehabilitation services reporting unit ($168.0 million).

The valuation technique used to measure the value of the noncontrolling interests was an average of the implied equity value of the noncontrolling interests based upon the Merger Consideration and market multiple methodologies. Redeemable noncontrolling interests as of December 31, 2011 represented the minority ownership interests containing put rights in connection with the RehabCare Merger. These redeemable noncontrolling interests were either purchased or reclassified to nonredeemable noncontrolling interests during 2012.

NOTE 4 – REHABCARE ACQUISITION (Continued)

Pro forma information

The unaudited pro forma net effect of the RehabCare Merger assuming the acquisition occurred as of January 1, 2010 is as follows (in thousands, except per share amounts):

Year ended December 31, 2011
Revenues	$4,692,659
Loss from continuing operations attributable to Kindred	(13,321)
Income attributable to Kindred	7,807
Earnings per common share:
Basic:
Loss from continuing operations	$(0.26)
Net income	$0.15
Diluted:
Loss from continuing operations	$(0.26)
Net income	$0.15

The unaudited pro forma financial data have been derived by combining the historical financial results of the Company and the operations acquired in the RehabCare Merger for the periods presented. The unaudited pro forma financial data includes transaction, financing and severance costs and a lease cancellation charge totaling $86.5 million incurred by both the Company and RehabCare in connection with the RehabCare Merger. These costs have been eliminated from the results of operations for 2011 and have been reflected as expenses incurred as of January 1, 2010 for purposes of the pro forma financial presentation. Revenues and earnings before interest, income taxes, impairment charges and transaction-related costs associated with RehabCare aggregated $697.0 million and $40.7 million, respectively, from the date of the RehabCare Merger through December 31, 2011.